SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               -------------------

                Date of Report (Date of earliest event reported)
                                 March 6, 2002

                            NTN COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

         DELAWARE                        001-11460                    31-1103425
(State or Other Jurisdiction of    (Commission File Number)     (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

5966 LA PLACE COURT
CARLSBAD, CALIFORNIA                                               92008
(Address of Principal Executive Offices)                             (Zip Code)


                                 (760) 438-7400
              (Registrant's telephone number, including Area Code)

                               -------------------


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ITEM 5...OTHER EVENTS.

     NTN Communications, Inc. is filing herewith a press release issued on March 6, 2002 which is included herein. The press release announced the results of operations for the fourth quarter and year ended December 31, 2001.

ITEM 7...EXHIBITS.

Exhibit
Number      Description
------      -----------

99.1        Press release issued by NTN Communications, Inc. on March 6, 2002.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NTN COMMUNICATIONS, INC.


                                        By:      /s/ James B. Frakes
                                        ---------------------------------------
                                                  James B. Frakes
                                              Chief Financial Officer

Date:  March 11, 2002

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Exhibit 99.1